                                                                     EXHIBIT 1.2




                                                                   DRAFT 2/24/97

                                   MAPCO INC.

                                  Common Stock
                          (Par Value $1.00 Per Share)

                             UNDERWRITING AGREEMENT

                                                                  _____ __, 199_

To the Representative(s) of the several Underwriters named in the respective Pricing Agreements hereinafter described.

Dear Sirs:

          MAPCO Inc., a Delaware corporation (the "Company"), proposes to issue and sell certain shares (the "Shares") of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), from time to time in one or more offerings on the terms and conditions determined at the time of the sale.

          This confirms the agreement that, whenever the Company determines to make an offering of the Shares through one or more underwriters (an "Underwriter" or the "Underwriters") for whom you (the "Representative(s)" or "you") are acting as Representatives, it will enter into a Pricing Agreement (a "Pricing Agreement") with you and such Underwriter or Underwriters providing for the sale of such Shares to, and the purchase and offering thereof by, you and such Underwriter or Underwriters. The Pricing Agreement shall be substantially in the form of Exhibit A hereto and shall specify such applicable information as is indicated in such Exhibit and such other information as the parties executing such Pricing Agreement shall determine. The Pricing Agreement will incorporate by reference the provisions of this Agreement (as defined below). Each offering of Shares will be governed by this Agreement, as supplemented by the applicable Pricing Agreement, and this Agreement and such Pricing Agreement shall inure to the benefit of, and be binding upon, each Underwriter participating in the offering of the Shares. Unless the context otherwise requires, as used herein, the term "Agreement" shall refer to this Underwriting Agreement, dated as of ___________, 199_, as executed by the Company, as supplemented by the applicable Pricing Agreement, as executed by the Company and by, and on behalf of, the Representatives and the Underwriter or Underwriters which are parties thereto. The number of Shares to be issued from time to time will be specified in such Pricing Agreements (with respect to such Pricing Agreements, the Shares shall be referred to as "Firm Shares"). If specified in such Pricing Agreements, the Company may grant to the Underwriters the right to purchase at their election an additional number of Shares, specified in such Pricing Agreements as provided in Section 2 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Designated Shares."

          The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.
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          The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor and such other information as the parties executing such Pricing Agreement shall determine. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-20837) relating to the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the offering thereof from time to time in accordance with Rule 415 under the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such registration statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 434 of the Securities Act Regulations (or otherwise) through the date hereof, and any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations, including all exhibits thereto is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission pursuant to Rule 424(b) of the Securities Act Regulations a supplement (the "Prospectus Supplement") to the Base Prospectus (as defined below) relating to the Shares and the prospectus dated __________, 1997 (the "Base Prospectus") relating to the Shares, and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 434 of the Securities Act Regulations through the date hereof, are hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from




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and from time it is first provided to the Underwriters for such use.
Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 of the Securities Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 of the Securities Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Securities Act Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-20837) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof, as of the date of the applicable Pricing Agreement and as of each Time of Delivery referred to in Section 3 hereof, and agrees with each Underwriter as follows:

                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act and the Securities Act Regulations and the conditions for use of Form S-3, as set forth in the general instructions thereto, have been satisfied. The Company has filed with the Commission the Registration Statement and has filed such amendments thereto as may have been required to the date hereof. The Registration Statement (which includes any post-effective amendment thereto) has been declared effective by the Commission; no stop order suspending the effectiveness of such Registration Statement has been issued; and no proceeding for that purpose has been initiated or threatened by the Commission;

                 (b) The Registration Statement and the Prospectus, at the time the Registration Statement and any amendments thereto became effective and as of the date hereof, as of the date of the applicable Pricing Agreement and as of each Time of Delivery, complied in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations. The Registration Statement, at the time the Registration Statement and any amendments thereto became effective and as of the date hereof, as of the date of the applicable Pricing Agreement and as of each Time of Delivery, did not, and will not, contain any untrue statement of a material fact or





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         omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement and any amendments thereto became effective and as of the date hereof, as of the date of the applicable Pricing Agreement and as of each Time of Delivery (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, in which case also at the time the Prospectus is first provided to the Underwriters for such use) did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein (the "Underwriters' Information"). For purposes of this Section 1(b), all references to the Registration Statement, any post-effective amendments thereto and the Prospectus shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR");

                 (c) The documents incorporated by reference or deemed to be incorporated by reference in the Prospectus, when they became effective and at the time they were filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (d) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have,





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         singularly or in the aggregate, a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole;

                 (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not subject to preemptive or similar rights and conform to the description thereof contained in the Prospectus;

                 (f) The Shares have been duly and validly authorized, and, when the Designated Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable and are not subject to preemptive or similar rights; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

                 (g) This Agreement has been duly authorized, executed and delivered by the Company;

                 (h) The issue and sale of the Shares, and the compliance by the Company with all of the provisions of this Agreement and any Pricing Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which conflict, breach, violation or default would have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or any Pricing Agreement and the consummation of the transactions contemplated hereby and thereby;

                 (i) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by





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         reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as disclosed therein;

                 (j) Other than as set forth or incorporated by reference in the Registration Statement and in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, are reasonably likely to have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (k) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and since the respective dates as of which information is given in the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than pursuant to employee stock option and dividend reinvestment plans or the Company's common stock repurchase program as set forth or contemplated in the Prospectus) or any material adverse change, or any development which the Company has reasonable cause to believe will involve a material adverse change, in or affecting the management, financial position, stockholder's equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                 (l) The accountants who certified the financial statements and supporting schedules included or incorporated by reference into the Registration Statement and Prospectus are independent public accountants as required by the Securities Act and the Securities Act Regulations; and

                 (m) Other than as set forth or incorporated by reference in the Registration Statement and in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.





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                 Any certificate signed by any officer of the Company and
         delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          2. PURCHASE BY THE UNDERWRITERS; OPTIONAL SHARES. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein and upon the execution of the Pricing Agreement applicable to any Designated Shares, (a) the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally and not jointly, agrees to purchase from the Company, at the price per share set forth in the applicable Pricing Agreement, the number of Firm Shares set forth in Schedule I to the applicable Pricing Agreement opposite the name of each Underwriter (except as otherwise provided in such Pricing Agreement) and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally and not jointly, agrees to purchase from the Company, at the price per share set forth in the applicable Pricing Agreement, that portion of the number of Optional Shares as to which such election shall have been exercised, determined as set forth below.

          The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 3 hereof) or, unless the Representatives and the Company otherwise agree in writing, later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided, that if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.





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          The Company shall not be obligated to deliver any Firm Shares or
Optional Shares, as the case may be, except upon payment for all the Designated Shares as provided in each Pricing Agreement.

          3. DELIVERY OF AND PAYMENT FOR THE SHARES. The Company shall deliver or cause to be delivered to the Representatives for the account of each Underwriter certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours' prior written notice to the Company, against payment to or upon the order of the Company of the purchase price by certified or official bank check or wire transfer in same-day funds unless otherwise specified in the Pricing Agreement (a) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (b) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery." Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall make the certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto available for inspection by the Representatives in New York, New York, not later than one full business day prior to the Time of Delivery.

          4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with each of the Underwriters:

                 (a) Immediately following the execution of the Pricing Agreement, the Company will prepare a Prospectus Supplement setting forth the names of the Underwriters participating in the offering, the number of Shares which each severally has agreed to purchase, the price at which the Shares are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Shares. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for proper filing in accordance with Rule 424 of the Securities Act Regulations not later than the close of business on the second business day following execution of the Pricing Agreement or, if applicable, such earlier date as may be required by Rule 424(b) of the Securities Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as the Underwriters shall reasonably request;





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





                 (b) For so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities,
         (i) to advise the Representatives promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and not to effect such amendment or supplementation to which the Underwriters reasonably object, (ii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and
         (iii) to advise the Representatives promptly of the receipt of any comments from the Commission and of any amendment or supplementation of the Registration Statement or the Prospectus, or of any request by the Commission therefor; and to advise the Representatives promptly
         (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or (ii) any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification and, if any such stop order or order or suspension is issued, to obtain the lifting thereof at the earliest possible time;

                 (c) To furnish promptly to each of the Representatives and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, (i) to furnish promptly to each of the Representatives and counsel for the Underwriters, each amendment thereto filed with the Commission, including all consents and exhibits filed therewith and (ii) to deliver promptly without charge to the Representatives such number of the following documents as the Representatives may from time to time reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Pricing Agreement and the computation of per share earnings); (B) each preliminary prospectus, the Prospectus and any amended or supplemented Prospectus; and (C) any document incorporated by reference (or deemed to be incorporated by reference) in the Prospectus (excluding exhibits thereto);

                 (d) If the delivery of a prospectus is required at any time in connection with the sale of the Shares and if at such time any condition exists or any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary, in your view or the view of counsel for the Company, at such time to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to





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




         comply with the Securities Act or the Exchange Act, to notify the Representatives immediately thereof, and to promptly prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, or to file such document for incorporation by reference into the Prospectus;

                 (e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission or advisable in connection with the distribution of the Shares;

                 (f) Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Securities Act Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters, and not to file any such document to which the Representatives shall reasonably object after having been given reasonable notice of the proposed filing thereof; and, during such time as a prospectus is required to be delivered in connection with the offer or sale of the Securities, prior to filing with the Commission any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters;

                 (g) To make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Securities Act Regulations (including, at the option of the Company, Rule 158);

                 (h) For so long as the delivery of a prospectus is required in connection with the offer or sale of the Shares, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or the Exchange Act Regulations;

                 (i) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (j) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the Time of Delivery for such Designated Shares, to not, directly or indirectly, offer for sale, sell, contract to sell or otherwise dispose of, grant any option for the sale of or file a registration statement for, or announce any offering of, any equity securities of the Company or any securities of the Company that are substantially similar to the Designated Shares, including, but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated Shares) without the prior written consent of the Representatives; and

                 (k) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus.

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares are subject to the accuracy, when made and at and as of each Time of Delivery for such Designated Shares, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions as of each Time of Delivery:

                 (a) The Prospectus, as amended or supplemented in relation to the applicable Designated Shares, shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and Rule 424(b) of the Securities Act Regulations within the applicable time period prescribed for such filing by the Securities Act and the Securities Act Regulations; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representatives.

                 (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Pricing Agreement relating to such Designated Shares, the Designated Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (c) David W. Bowman, Esq., General Counsel of the Company, shall have furnished to the Representatives his written opinion addressed to the Underwriters and dated as of the date of each Time of Delivery for such Designated Shares, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                          (i) The Company and each significant subsidiary of the Company within the meaning of Rule 1-02(w) of Regulation S-X of the Securities Act Regulations (each hereinafter referred to as a Subsidiary) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the financial condition, results of operation or business of the Company and its subsidiaries taken as a whole), and has the corporate power and authority to own or hold its property and to carry on its businesses as now conducted;

                          (ii) The Company has the authorized capitalization set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not subject to preemptive or similar rights and conform to the description thereof contained in the Prospectus;

                          (iii) The Shares have been duly and validly authorized, and, when the Designated Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable and are not subject to preemptive or similar rights; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

                          (iv) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations and which have not been so described or filed;

                          (v) The issuance and delivery by the Company of the Designated Shares, the execution, delivery and performance by the Company of this Agreement and the Pricing Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or similar agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which would have a material adverse effect on the financial condition, results or operations or business of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets;

                          (vi) Such counsel does not know of any contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement;

                          (vii) To the best of such counsel's knowledge and except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is subject which, singularly or in the aggregate, are reasonably likely to have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any governmental authority or body or threatened by others.

                 Such opinion shall also include or be accompanied by a statement to the effect that such counsel has participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Prospectus and any amendment and supplement thereto and related matters were discussed and, while such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon, and assumes no responsibility for, the accuracy or completeness of the information contained in or incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, no facts have come to the attention of such counsel that have caused him to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included or incorporated therein by reference, as to which counsel need not express a belief), at the time the Registration Statement or any amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included or incorporated therein by reference as to which counsel need not express a belief), as of its date or as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In giving such opinion, such counsel may state that he is a member of the Bar of the State of Iowa and no opinion is expressed as to any laws other than the laws of the State of Iowa, the General Corporation Law of the State of Delaware and the Federal laws of the United States and except that no opinion is expressed as to the securities laws of any state. In rendering such opinion or statement, such counsel may rely as to matters of fact upon certificates or opinions of responsible officers or counsel of the Company and of public officials.

                 (d) Debevoise & Plimpton shall have furnished to the Representatives their written opinion, as special counsel to the Company, addressed to the Underwriters and dated as of the date of each Time of Delivery for such Designated Shares, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                          (i) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; if applicable, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Securities Act Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of such Registration Statement has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or threatened by the Commission;

                          (ii) As of its date and at such Time of Delivery, each Registration Statement and Prospectus and any further amendments or supplements to any Registration Statement or Prospectus made prior to such Time of Delivery (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included or incorporated therein by reference, as to which counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations; and each document filed pursuant to the Exchange Act and incorporated by reference in such Prospectus (except for the financial statements, the notes thereto and related schedule and other financial data included or incorporated therein by reference, as to which counsel need not express an opinion) as of its respective filing date, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations;

                          (iii) The Company has the corporate power and authority to execute and deliver this Agreement and the Pricing Agreement with respect to the Designated Shares and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution, delivery and performance of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions contemplated by such documents has been duly and validly taken;

                          (iv) This Agreement has been duly authorized, executed and delivered by the Company;

                          (v)     The Pricing Agreement has been duly
                 authorized, executed and delivered by the Company;

                          (vi) The issuance and delivery by the Company of the Designated Shares, the execution, delivery and performance by the Company of this Agreement and the Pricing Agreement and the consummation by the Company of the transactions herein and therein contemplated will not (A) violate any provision of the Restated Certificate of Incorporation or By-laws of the Company or (B) contravene any statute, rule or regulation known to such counsel;

                          (vii) Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws or those obtained prior to the date of the opinion as set forth in the opinion in connection with the purchase and distribution of the Designated Shares being delivered at such Time of Delivery by the Underwriters, no consent, approval, authorization or order of, or any filing or registration with, any governmental agency or body is required for the valid authorization, issuance and delivery of the Designated Shares by the Company, the execution, delivery and performance by the Company of this Agreement or the Pricing Agreement and the consummation by the Company of the transactions herein and therein contemplated;



                 Such opinion shall also include or be accompanied by a statement to the effect that such counsel has participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Prospectus and any amendment and supplement thereto and related matters were discussed, and while such counsel have not checked the accuracy or completeness of, or otherwise verified and, are not passing upon, and assume no responsibility for, the accuracy or completeness of the information contained in or incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto (except to the limited extent stated in paragraph (vii) above), no facts have come to the attention of such counsel that have caused them to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included or incorporated therein by reference, as to which counsel need not express a belief), at the time the Registration Statement or any amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included or incorporated therein by reference, as to which counsel need not express a belief), as of its date or as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In giving such opinion, such counsel may state that such opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States (other than laws with respect to federal energy regulation), except that such counsel expresses no opinion as to the securities laws of any state. In rendering such opinion or statement, such counsel may rely as to matters of fact upon certificates or opinions of responsible officers or counsel of the Company and of public officials.

                 (e) The Representatives shall have received from Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, such opinion or opinions, dated as of each Time of Delivery, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

                 (f) The Company shall have furnished to the Representatives a letter (the "Initial Letter") of Deloitte & Touche LLP, addressed to the Representatives and dated the date of the applicable Pricing Agreement, in form and substance reasonably satisfactory to the Representatives, substantially to the effect set forth in Annex A hereto.

                 (g) The Company shall have furnished to the Representatives a letter (as used in this paragraph, the "Bring-Down Letter") of Deloitte & Touche LLP, dated as of the date of the Pricing Agreement for the Designated Shares and at each Time of Delivery for such Designated Shares, in form and substance reasonably satisfactory to the Representatives and addressed to the Underwriters (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings and are in compliance with the applicable requirements relating to the qualification of accountants in Rule 2-01 of Regulation S-X of the Securities Act Regulations, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the Bring-Down Letter), that the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Letter are accurate, (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter and (iv) confirming they have performed certain procedures with respect to certain amounts, percentages and financial information specified by the Representatives and have found such amounts, percentages and financial information to be in agreement with the records of the Company.

                 (h) The Company shall have furnished to the Representatives a certificate, dated as of each Time of Delivery, of its Chairman of the Board, its President or an Executive Vice President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement, the Prospectus, this Agreement and the Pricing Agreement, (ii) in their opinion, as of each Time of Delivery, (A) the Registration Statement, including the documents incorporated therein by reference, does not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, including the documents incorporated therein by reference, does not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus and which has not been so set forth and (iii) to the best of his or her knowledge after reasonable investigation, as of each Time of Delivery, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Time of Delivery, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his or her knowledge, are contemplated by the Commission, and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries taken as a whole, or any change, or any development including a prospective change, in or affecting the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

                 (i) Since the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change (other than pursuant to employee stock option and dividend re-investment plans or the Company's common stock repurchase plan, as set forth or contemplated in the Prospectus) in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus (as amended or supplemented).

                 (j) Subsequent to the date of the Pricing Agreement relating to the Designated Shares, (i) no downgrading shall have occurred in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of any of the Company's debt securities.

                 (k) Subsequent to the execution and delivery of the Pricing Agreement relating to the Designated Shares, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchanges or market or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State or Oklahoma State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          6. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Designated Shares pursuant to a Pricing Agreement if, prior to that time, any of the events described in Sections 5(i), 5(j) or 5(k) shall have occurred.

          7. DEFAULTING UNDERWRITERS. (a) If any Underwriter or Underwriters default in its or their obligation to purchase the Firm Shares or the Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Designated Shares, the Representatives may make arrangements for the purchase of such Firm Shares or Optional Shares, as the case may be, by other persons satisfactory to the Company and the Representatives, including any of the Underwriters, but if no such arrangements are made by the Time of Delivery, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Firm Shares or Optional Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed but failed to purchase in the respective proportions which the number of Firm Shares or Optional Shares, as the case may be, set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I of the applicable Pricing Agreement bears to the aggregate number of Firm Shares or Optional

Shares, as the case may be, set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I of the applicable Pricing Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Firm Shares or Optional Shares, as the case may be, if the aggregate number of Firm Shares or Optional Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-tenth of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the number of the Firm Shares or Optional Shares, as the case may be, which it agreed to purchase, pursuant to the terms of Section
2. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representatives and the Company do not elect to purchase, within 36 hours after such default, the Firm Shares or Optional Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule I of the applicable Pricing Agreement who, pursuant to this Section 7, purchases the Firm Shares or Optional Shares, as the case may be, which a defaulting Underwriter agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other Underwriters are obligated or agree to purchase the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter, either the Representatives or the Company may postpone the Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

          8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Designated Shares for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Designated Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 6) and the Pricing Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the Pricing Agreement and the proposed purchase of the Designated Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse the Underwriters on account of those expenses.

          9. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Underwriter), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which that Underwriter may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, preliminary prospectus supplement, Registration Statement (as originally filed or in any amendment or supplement thereto) or the Prospectus (as originally filed or in any amendment or supplement thereto) in reliance upon and in conformity with any Underwriters' Information; and provided, further, that with respect to any such untrue statement or alleged untrue statement in or omission or alleged omission from the preliminary prospectus or preliminary prospectus supplement, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was a sale by such Underwriter and any such loss, claim, damage, liability or action of or with respect to such Underwriter results from the fact that both (A) to the extent required by applicable law, a copy of the Prospectus (as amended or supplemented) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person (if the Company has previously furnished copies thereof sufficiently in advance of the Closing Time to allow for distribution of the Prospectus in a timely manner) and (B) the untrue statement or alleged untrue statement in or omission or alleged omission from the preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus (as amended or supplemented) unless, in either case, such failure to deliver the Prospectus (as amended or supplemented) was a result of non-compliance by the Company with Section 4(c).

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, each officer of the Company who signed the Registration

Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statements of material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (as originally filed or in any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use therein, and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action (in which case, if such indemnified party is indemnified pursuant to Section 9(a) above, counsel to the indemnified party shall be selected by the Representatives or if such indemnified party is indemnified pursuant to Section 9(b) above, counsel to the indemnified party shall be selected by the Company), but the fees and expenses of such separate counsel shall be paid by such indemnified party unless (i) the employment of counsel by the indemnified party and the payment of fees and expenses by the indemnifying party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel for the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel for the indemnified party) between the indemnified party and the indemnifying party, or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the election of the indemnifying party to assume the defense of the action, in each of which cases the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party and the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss, claim, damage or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could reasonably have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          The obligations of the Company and the Underwriters in this Section 9 and in Section 10 are in addition to any other liability that the Company or the Underwriters, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          10.          CONTRIBUTION.  If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Shares purchased under the applicable Pricing Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Underwriters with respect to the Designated Shares purchased under the applicable Pricing Agreement, on the other, bear to the total gross proceeds from the sale of the Designated Shares under the applicable Pricing Agreement, in each case as set forth in the table in the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Underwriters' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the Designated Shares purchased by it under the applicable Pricing Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

          11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of the Securities from any Underwriter shall be deemed a successor by reason merely of such purchase.

          12. EXPENSES. The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and the Prospectus and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (f) any applicable listing or other fees, if any;
(g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 4(i) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel for the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, that except as otherwise provided in this Section 12 and in Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

          13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement and each Pricing Agreement or made by or on behalf on them, respectively, pursuant to this Agreement and each Pricing Agreement, shall survive the delivery of and payment for the Designated Shares under the applicable Pricing Agreement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

          14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) notices to the Underwriters shall be directed to the Underwriters at the address indicated in the applicable Pricing Agreement; and

                 (b) notices to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Senior Vice President, General Counsel and Secretary.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

          15. DEFINITIONS OF CERTAIN TERMS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act Regulations.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          17. COUNTERPARTS. Each Pricing Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                               Very truly yours,



                               MAPCO INC.





                               By _____________________________________________

                                  Name:

                                  Title:

                                                                         ANNEX A

                        [Form of Initial Comfort Letter]

                 The Company shall have furnished to the Representatives a letter of Deloitte & Touche LLP, addressed to the Representatives and dated the date of the Agreement, in form and substance satisfactory to the Representatives, substantially to the effect set forth below:

                          (i) they are independent certified public accountants with respect to the Company within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings;

                          (ii) in their opinion, the audited financial statements [and pro forma financial information] included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein and reported on by them comply in form in all material respects with the accounting requirements of the Exchange Act and the related published rules and regulations of the Commission thereunder;

                          (iii) based upon a reading of the latest unaudited financial statements made available by the Company, the procedures of the AICPA for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Representatives and described in detail in such letter, nothing has come to their attention that causes them to believe that (A) any unaudited financial statements included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein do not comply as to form in all material respects with applicable accounting requirements,
                 (B) any material modifications should be made to the unaudited financial statements included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein, or (C) the information included under the headings ["Summary-Summary Financial Data," "Selected Financial Data," "Ratio of Earnings to Fixed Changes," and "Management-Executive Compensation"] is not in conformity with the disclosure requirements of Regulation S-K;

                          (iv) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (A) at a specified date not more than five business days prior to the date of such letter, there was any change in capital stock, increase in long-term debt or decrease in net current assets as compared with the amounts shown in the ___________________ __, 199_ unaudited balance sheet included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein, or (B) for the period from ____________ __, 199_ to a specified date not more than five business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations or net income, except in all instances for changes, increases or decreases that the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein discloses have occurred or may occur or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed unnecessary by the Representatives;

                          (v) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein agrees with the accounting records of the Company, excluding any questions of legal interpretation [; and] [.]

                          [(vi)   on the basis of a reading of the unaudited
                 pro forma financial information included in the Registration Statement and the Prospectus (each as amended or supplemented) or the documents incorporated by reference therein, carrying out certain specified procedures, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial information, nothing came to their attention which caused them to believe that the pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.]

                                                                       Exhibit A

                               Pricing Agreement

[Names and addresses of Representatives]


                                        . . . . . . . . .  , 19..

Ladies and Gentlemen:

     MAPCO Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated
 .......... , 19..  (the "Underwriting Agreement"), to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares" consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.



     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and one for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                               Very truly yours,

                               MAPCO INC.

                               By:...........................................

                                  Name:

                                  Title:

Accepted as of the date hereof:

Name(s) of Representatives(s)

By:   . . . . . . . . . . . . . . . . . . . . . . . . . .

              [                                                           ]

               On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                    Maximum Number
                                                                                                      of Optional
                                                                              Number of              Shares Which
                                                                             Firm Shares                May be
                               Underwriter                                 to be Purchased            Purchased
                               -----------                                 ---------------            ---------

 Name(s) of Representative(s)  . . . . . . . . . . . . . . . . . .


 Names of other Underwriters . . . . . . . . . . . . . . . . . . .



                                                                           ---------------            ---------
        Total  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           ===============            =========

                                  SCHEDULE II

Title of Designated Shares:

Number of Designated Shares:

    Number of Firm Shares:

    Maximum Number of Optional Shares:

Initial Offering Price to Public:

    $........ per Share

Purchase Price by Underwriters:

    $........ per Share

Commission Payable to Underwriters:

$........ per Share in Federal (same day) funds

Form of Designated Shares:

Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representative(s)]

Specified Funds for Payment of Purchase Price:

Federal (same day) funds

[Describe any blackout provisions with respect to the Designated Shares]

Time of Delivery:

 ......... a.m. (New York City time), .................., 19..

Closing Location:

Names and Addresses of Representative(s):

    Designated Representative(s):

    Address for Notices, etc.:

[Other Terms]* :





__________________________________

* A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Shares should be set forth, or referenced to an attached or accompanying description, if necessary, to ensure agreement as to the terms of the Designated Shares to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.